PROSPECTUS SUPPLEMENT DATED JANUARY 26, 1999


         TO FORTIS BENEFITS INSURANCE COMPANY
            THE WATERHOUSE VARIABLE ANNUITY
 (FORMERLY KNOWN AS THE VALUE ADVANTAGE PLUS ANNUITY)
             PROSPECTUS DATED MAY 1, 1998


The prospectus is amended by removing the Lexington
Emerging Markets Fund portfolio as an available investment portfolio for Certificates issued on and after January 1, 1999. Certificate holders who purchased their Certificate prior to January 1, 1999 may not allocate purchase payments made after February
15, 1999, or make subsequent transfers of certificate value, to the Lexington Emerging Markets Fund.

























DAP936